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Exhibit 24.1


                                  February 12, 2004



Harvey A. Wagner                                   Daniel Streek
1155 Perimeter Center West                         1155 Perimeter Center West
Atlanta, Georgia  30338                            Atlanta, Georgia  30338

Dear Mr. Wagner and Mr. Streek:

     Mirant Corporation (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 2003 and (2) its quarterly reports on Form 10-Q during 2004.

     The Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint Harvey A. Wagner and Daniel Streek our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                       Yours very truly,

                                       MIRANT CORPORATION


                                       By___________________________
                                         S. Marce Fuller
                                         President and Chief Executive Officer

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                                       By____________________________
                                         A. D. Correll


                                       By____________________________
                                         A. W. Dahlberg


                                       By_____________________________
                                         Stuart E. Eizenstat


                                       By_____________________________
                                         David J. Lesar


                                       By_____________________________
                                         Robert F. McCullough


                                       By_____________________________
                                         James F. McDonald


                                       By_____________________________
                                         Ray M. Robinson


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Extract from minutes of meeting of the board of directors of Mirant
Corporation

                             ---------------

     RESOLVED, that for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Act of 1934 Mirant Corporation's annual report on Form 10-K for the year ended December 31, 2003 and its quarterly reports on Form 10-Q during 2004, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, Mirant Corporation, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to Harvey A. Wagner and Daniel Streek, in substantially the form of power of attorney as presented to this meeting.

                             ---------------

     The undersigned officer of Mirant Corporation does hereby certify that the foregoing is a true and correct copy of a resolution passed by the Board of Directors at a meeting duly held on February 12, 2004, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in force and effect.


Dated:  February _____, 2004           MIRANT CORPORATION


                                       By___________________________
                                         Elizabeth B. Chandler
                                         Vice President and Corporate Secretary